SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2025, and in connection with BankFinancial Corporation (“BankFinancial”), the parent company of BankFinancial, National Association (“Bank Financial NA”), and First Financial Bancorp., the parent company of First Financial Bank, entering into an Agreement and Plan of Merger, dated as of August 11, 2025 (the “Merger Agreement”), BankFinancial and Bank Financial NA entered into amendments to the employment agreements with each of F. Morgan Gasior, President and Chief Executive Officer of BankFinancial and Bank Financial NA, and Paul A. Cloutier, Chief Financial Officer and Executive Vice President of BankFinancial and Bank Financial NA (collectively, the “Amendments”).  The Amendments provide: (i) for Mr. Gasior only, upon the closing of the transaction contemplated by the Merger Agreement, his employment will be terminated without cause and he will be entitled to a severance payment as provided under the employment agreements, as amended, (ii) for Mr. Cloutier only, subject to his continued employment through September 30, 2026, on the first payroll date following September 30, 2026, he will be entitled to a severance payment as provided under the employment agreements, as amended, provided he has not been paid a severance payment earlier than September 30, 2026, (iii) that severance payments will be reduced, if necessary, to avoid an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended, and (iv) for new non-competition restrictions.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment Number One to the BankFinancial Corporation Amended and Restated Employment Agreement and BankFinancial, National Association Amended and Restated Employment Agreement with F. Morgan Gasior
10.2	Amendment Number One to the BankFinancial Corporation Amended and Restated Employment Agreement and BankFinancial, National Association Amended and Restated Employment Agreement with Paul A. Cloutier
104	Cover Page Interactive Data Files (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION (Registrant)

Date:	August 14, 2025	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President